UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 26, 2006
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     001-31810                  22-3720962
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


 55 Madison Avenue, Suite 300, Morristown, New Jersey             07960
       (Address of principal executive offices)                (Zip Code)


                                  973-290-0080
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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                                TABLE OF CONTENTS

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 9.01.  Financial Statements and Exhibits
Signatures
Exhibit Index
Press Release



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



ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 26, 2006, Access Integrated Technologies, Inc. (the "Company") increased the size of its Board of Directors (the "Board") from eight to nine members and appointed Robert E. Mulholland as a director to fill the vacancy created by the increase. Mr. Mulholland will constitute an independent director under the definition set forth by the American Stock Exchange. A copy of the Company's press release, dated January 26, 2006 announcing the change and appointment is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


        (c) EXHIBITS.

            99.1 Access Integrated Technologies, Inc. press release, dated January 26, 2006, announcing the expansion of its Board with the appointment of a new director.




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                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                 ACCESS INTEGRATED TECHNOLOGIES, INC.


                                 By:  /s/ Gary S. Loffredo
                                      --------------------------------------
                                 Name:  Gary S. Loffredo
                                 Title: Senior Vice President--Business Affairs,
                                        General Counsel and Secretary




                          Dated as of January 31 , 2006



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



                                  EXHIBIT INDEX


            99.1 Access Integrated Technologies, Inc. press release, dated January 26, 2006, announcing the expansion of its Board with the appointment of a new director.